UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22523

Destra Investment Trust II
(Exact name of registrant as specified in charter)

One North Wacker, 48th Floor
Chicago, IL  60606
(Address of principal executive offices) (Zip code)

Derek Mullins
One North Wacker, 48th Floor
Chicago, IL  60606
 (Name and address of agent for service)

Registrant's telephone number, including area code: 1-312-843-6161

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Flaherty & Crumrine Preferred and Income Fund
(Formerly known as Destra Preferred and Income Securities Fund)

Destra Focused Equity Fund

     Annual Report
September 30, 2015

Table of Contents

Shareholder Letter	3
Destra Flaherty & Crumrine Preferred and Income Fund Discussion of Fund Performance	5
Destra Flaherty & Crumrine Preferred and Income Fund Portfolio Manager Letter	7
Destra Flaherty & Crumrine Preferred and Income Fund – Fund Risk Disclosures	10
Destra Focused Equity Fund Discussion of Fund Performance	11
Destra Focused Equity Fund Portfolio Manager Letter	13
Destra Focused Equity Fund – Fund Risk Disclosures	15
Overview of Fund Expenses	16
Portfolio of Investments
Destra Flaherty & Crumrine Preferred and Income Fund	17
Destra Focused Equity Fund	19
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to the Financial Statements	28
Report of Independent Registered Public Accounting Firm	34
Supplemental Information	35
Board Considerations Regarding the Approval of the Investment Management Agreement
and Investments Sub-Advisory Agreements	36
Shareholder Meeting Results (Destra Focused Equity Fund)	38
Board of Trustees and Officers	39
Trust Information	43

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Fellow Shareholders,

Thank you for investing in the Destra Flaherty & Crumrine Preferred and Income Fund and the Destra Focused Equity Fund. Destra provides investors and their advisors access to specialty-based asset managers with original investment theories. We strive to give mutual fund investors access to investment products with a differentiated point of view, through our Destra Family of Mutual Funds. Destra’s investment products are developed with the goal of helping investors realize their long-term investment objectives.

Market Summary

For the fiscal year-ended September 30, 2015 (the “period surveyed”), US equity markets, as represented by the S&P 500® Index (“S&P 500”), were essentially flat with a total return of (0.61%). Fixed income markets, however, posted a positive return with the Barclays US Aggregate Bond Index (“Barclays Agg”) generating a total return of 2.94% for the period surveyed.

The fourth quarter of 2014 marked the end of the US Federal Reserve’s (the “Fed”) multi-trillion, multi-year asset buying program – more commonly referred to as “Quantitative Easing”. Even though the Fed reiterated its commitment to maintaining record low interest rates for “a considerable time”, investors interpreted the Fed’s action as a sign that interest rates would increase in the near future and a rather sharp sell-off in US equities ensued during October 2014.

Ultimately, investors’ concerns about rising interest rates were unfounded as many key interest rates decreased during the period surveyed. The yield on the 10-year US Treasury, a key measure of interest rates, began at 2.52% and ended the period surveyed at 2.06%. The 30-year US Treasury followed a similar path as its yield ended the period surveyed at 2.87% after beginning at 3.21%.

Investors’ focus on interest rates quickly shifted to the precipitous fall in the price of oil and its perceived effects (good and bad) on the US economy. On the positive side, falling oil prices translates to lower gas prices for consumers which may boost consumer spending which is the largest driver of domestic GDP. A potential negative impact from rapidly falling energy prices is the impact it has on job creation and capital spending by energy companies. To this point, the largest impact the decline in energy prices has had is on energy stocks themselves which have substantially underperformed the broad market.

While falling commodity prices, mixed economic data and investors’ interest rate concerns weighed on US equity markets, the S&P 500 continued to set temporary record highs during Q4 2014, Q1 2015 and Q2 2015. The S&P 500 closed at a record high of 2,128 on July 20, 2015 and then gave back all of the gains during the period surveyed throughout the balance of Q3.

During the third quarter of 2015, US equities endured their worst quarterly decline in four years (S&P 500 Index was down 6.44%) as investors fretted about the extent of the economic slowdown in China and emerging markets and what this slowdown may portend for global growth. Additionally, the strong performance of the healthcare sector came to abrupt halt in late-Q3 on concerns surrounding the pricing power of certain pharmaceutical companies.

While the Fed delayed its much-anticipated departure from its extremely accommodative monetary policy during their September 2015 policy meeting, this was not taken as a positive signal by investors. Investors instead focused on the comments made by Fed chair Janet Yellen at the subsequent news conference, where Ms. Yellen cited worries about the global economic outlook in explaining the decision to delay an interest rate increase.

The CBOE Volatility Index (“VIX”) which is often referred to as “Investors’ Fear Index” spiked during mid-to-late Q3. The VIX had been in a placid range-bound state during much of the period surveyed until it catapulted higher in late-August. While heightened volatility may dissuade certain investors from committing additional assets to their current investment programs, we believe this volatility may create opportunities to buy and sell assets at attractive valuations which may benefit long-term investors in actively-managed products. We believe that our Funds’ investment managers are very well positioned to capitalize on the potential opportunities posed by additional volatility as they each employ thoughtful fundamental analysis and asset selection.

Destra Capital

We believe that experience sets Destra Capital apart. Destra’s team of investment professionals have decades of knowledge in their areas of expertise. This allows Destra to rise above fleeting market statistics and provides perspective to us when designing our portfolio-enhancing investment strategies and products. By confidently taking the long view, we believe that we build investment strategies that forgo what’s currently in favor for what’s right for long-term investors.

We believe our investment managers continue to adhere to their investment strategy and focus on attempting to limit downside risk when markets are down while participating in the upside when markets go up. This report should provide you with information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

Thank you for the confidence you have placed in us and we can assure you that we will work every day in an effort to earn your confidence.

Sincerely,

Destra Capital Advisors LLC

Important Notice: Net asset values (“NAVs”) from August 24, 2015 to August 28, 2015 for the Destra Flaherty & Crumrine Preferred and Income Fund and the Destra Focused Equity Fund (the “Funds”) may have reflected Fund pricing and/or holdings as of a prior date and may not have been accurately reported due to the inability to receive timely and accurate NAVs from the Fund’s external NAV provider. The Fund’s Investment Advisor has been advised that the Funds’ external provider of NAVs commenced timely and accurate processing as of Monday, August 31, 2015. All NAVs from August 24, 2015 to August 28, 2015 have been received and account balances and transactions have been updated, as needed.

No action is required of shareholders in connection with their accounts.

Index Information

S&P 500® Index – a market capitalization weighted index of 500 large companies which have their common stock listed on the NYSE or NASDAQ. The S&P 500® Index is an unmanaged index considered representative of the US stock market.

Barlcays U.S. Aggregate Index – index that provides a measure of performance of the U.S. investment grade bond markets, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities. The securities that comprise the index must be denominated in US dollars and must be fixed rate, nonconvertible and taxable.

Unlike the portfolio returns, the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Flaherty & Crumrine Preferred and Income Fund as of September 30, 2015
	Inception Date: April 12, 2011			Inception Date: November 1, 2011
			Life				Life
Share Class	1 year	3 Year	of Fund	Share Class	1 year	3 Year	of Fund
A at NAV	5.38%	5.67%	7.66%	C at NAV	4.64%	4.90%	7.38%
A with Load	0.63%	4.07%	6.55%	C with Load	3.64%	4.90%	7.38%
I at NAV	5.77%	6.04%	8.03%
Preferred				Preferred
Benchmark1	4.09%	5.80%	6.68%	Benchmark1	4.09%	5.80%	7.52%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of .25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment advisor. Fund returns include the reinvestment of dividends.

The BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index includes taxable, fixed-rate, US dollar denominated investment-grade, preferred securities listed on a US exchange. The BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators. Unlike the portfolio returns, the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses or other costs. Performance reflects reinvestments of all dividend and capital gains distributions if any. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

1 The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)(CONTINUED)
As of September 30, 2015

Credit Quality
Moody’s		Standard & Poor’s
Aa3		AA-
A1		A+	1.6%
A2		A
A3	2.1%	A-
Baa1	2.3%	BBB+	2.9%
Baa2	22.5%	BBB	16.9%
Baa3	28.0%	BBB-	24.2%
Ba1	17.7%	BB+	26.7%
Ba2	14.1%	BB	20.7%
Ba3	1.9%	BB-	5.5%
<Ba		<BB	0.3%
Not Rated	10.2%	Not Rated
Cash	1.2%	Cash	1.2%

Top 10 Issuers	% of Total Investments
Citigroup, Inc.	5.0%
Morgan Stanley	5.0%
Wells Fargo & Co.	5.0%
Capital One Financial Co.	5.0%
Bank of America Corp.	4.6%
Goldman Sachs Group, Inc.	4.6%
JPMorgan Chase & Co.	3.9%
Enterprise Products Operating LLC	3.2%
HSBC USA, Inc.	3.1%
M&T Bank Corp.	3.1%

Portfolio Characteristics	Fund
Number of Issues	73
QDI Eligibility	73.4%
Geographic Concentration
Domestic/International	89%/11%

Qualified Dividend Income (QDI) meets specific criteria to be taxed at lower long-term capital gains tax rates rather than at an individual’s ordinary income rate.

Holdings, sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

The credit quality breakdowns are based on actual ratings issued by the relevant NRSRO or the NRSRO’s rating of a similar security of the same issuer. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund. Credit quality ratings are subject to change and pertain to the underlying holdings of the Fund and not the Fund itself.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

Fund Snapshot

The Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) is sub-advised by investment manager Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

Flaherty & Crumrine was founded in 1983 and is one of the of the oldest preferred securities managers in the industry. Through the years they have built a proprietary database with information on over 1,500 separate issues of preferred securities. Flaherty & Crumrine then leverages their experience and data base seeking to unlock hidden value, in what they believe is an inefficient preferred securities market. To accomplish this goal the Fund will, in normal markets, invest at least 80% of its net assets in a portfolio of preferred and income producing securities. The securities in which the Fund may invest include traditional preferred stock, trust preferred securities, hybrid securities, convertible securities, contingent-capital securities, subordinated debt, and senior debt securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities. The Fund may invest up to 40% of its assets in securities of non-U.S. companies and up to 15% of its assets in common stocks. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services.

The Fund will principally invest in (i) investment grade quality securities or (ii) below investment grade quality preferred or subordinated securities of companies with investment grade senior debt outstanding, in either case determined at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” However, some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Preferred and debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in preferred and debt securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of preferred and debt securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, in light of changing market conditions and interest rates, the Fund may also invest in shorter-term securities.

The following report is Flaherty & Crumrine’s review of the Fund’s performance over the Fund’s 2015 fiscal year and outlook for the markets the Fund invests in going forward.

Investing Environment

While the world is always an uncertain place, the past few months have seen intense focus on a handful of those uncertainties and the return of volatility in many security markets. Forecasts for slower economic growth in China and a policy decision to devalue the Chinese currency were unwelcome surprises – sharpening market attention on what slower growth in China could mean for economies around the world. U.S. monetary policy added to market uncertainty as the Federal Reserve indicated it was nearing “lift-off” for monetary policy – and then demurred at its September 2015 meeting. As we transition into the next phase of removing monetary accommodation, markets are understandably worried about policy mistakes – moving too fast or not moving fast enough. Meanwhile slowing global growth in Europe and other developed economies, persistent low inflation, lower commodity prices and a stronger U.S. dollar all contributed to heightened volatility in equity markets and, to a lesser extent, credit markets.

We should note that the preferred market (absent some energy issuers) has limited direct exposure to oil or other commodity markets. Even banks that lend to the energy sector have limited exposure, which makes it unlikely that this would be an issue for creditworthiness of the broader banking system. Furthermore, the U.S. dollar-denominated preferred market has no direct credit exposure to China, although the impact of an economic deceleration there and elsewhere is being felt in the U.S. through weaker exports and wider trade deficit.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

In spite of these global headwinds, credit quality in the U.S. preferred securities market continues to be stable or improving. Bank loan defaults and delinquencies are still edging lower, while preferred issuer balance sheets are generally strong, particularly at U.S. banks. The employment situation in the U.S. remains relatively solid with continued growth in jobs, but, so far, only slow wage growth. Household debt service is low and wealth is rising, fueling consumer spending. Corporate profits are growing moderately, and borrowing, while rising, is manageable. Inflation remains low, but we expect it to pick up somewhat as a disinflationary impulse from lower commodity prices wanes.

Over the past few months, equities around the world suffered the largest losses, with better-performing markets “merely” giving up 2015 year-to-date gains and many markets, especially in Asia, trading materially lower. U.S. dollar-denominated fixed income securities generally held up much better. Preferred securities were among the best performers both during the last few months of volatility and also over the one-year ended September 30, 2015. Preferred security prices drifted slightly lower over the past year, but high current income more than offset that price weakness, keeping total returns on preferred securities very attractive.

Performance Discussion

During the one-year ended September 30, 2015 (the “period surveyed”), the Fund’s Class A shares had a total return of 5.38% based on Net Asset Value (“NAV”), the Class I shares had a total return of 5.77% on NAV and the Class C shares had a total return of 4.64% on NAV. During the period surveyed, the Fund’s benchmark* (50%/50% blend of the BofA Merrill Lynch 8% Constrained Hybrid Preferred Securities Index and the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index) had a total return of 4.09%.

Two important factors to consider when surveying fund returns – first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective - total return with an emphasis on high current income.

* Preferred Benchmark is a 50%/50% blend of the BofA/ML 8% Constrained Hybrid Preferred Securities Index, a subset of the BofA Merrill Lynch Fixed Rate Preferred Securities IndexSM that contains all subordinated constituents of the fixed rate index with a payment deferral feature and with issuer concentration capped at a maximum of 8% (the fixed-rate index includes investment grade DRD eligible and non- DRD eligible preferred stock and senior debt); and the BofA/ML US Capital Securities US Issuers 8% Constrained Index, a subset of the BofA Merrill Lynch Corporate All Capital Securities IndexSM that contains securities issued by US corporations (the index includes investment grade fixed-rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators and with issuer concentration capped at a maximum of 8%). Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

Portfolio Activity

Looking at the trailing one-year period ended September 30, 2015, the portfolio outperformed the benchmark primarily due to the portfolio’s overweight to exchange-listed preferreds. Over the past year, exchange-listed preferreds outperformed non-listed preferreds, which trade like bonds OTC (over-the-counter) through brokers. This was especially true during the first six months of the Fund’s fiscal year and carried over into the most recent six months as well, albeit to a lesser degree.

Part of the reason for the outperformance of listed preferreds over the past year has been the continued strong growth of the preferred security ETFs, which are nearly always limited to the listed portion of the preferred market. Strong retail demand has propelled preferred security ETF growth and provided a consistent bid for listed preferred securities. Furthermore, the listed preferred market is mostly comprised of securities with fixed-rate coupons, whereas the unlisted preferred market is mostly comprised of securities with fixed-to-float coupons. As interest rates declined and inflation remained lower than expected over the past year, the fixed-rate characteristic of the listed preferred market also helped propel it to better returns than the unlisted preferred market.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

Perspective & Outlook

Over the past year, and certainly over the past few months, spreads between preferreds and U.S. Treasuries have widened as Treasury yields declined due to persistent low inflation and fears of contagion to the U.S. economy from slowing global growth. However, we anticipate preferred spreads will likely narrow if interest rates move higher. If longer-term Treasury yields begin to rise due to stable or improving economic conditions, preferred issuer credit fundamentals should also improve, driving historically-wide yield spreads on preferred securities narrower over time and partially offsetting potentially higher Treasury yields. If the recent decline in longer-term U.S. Treasury yields is sustained due to persistent low inflation and continued accommodative monetary policy, yields on preferreds could also decline as the global hunt for yield continues. In the immediate future, however, U.S. interest rates will remain volatile due to (a) changes in the market’s anticipation of the first move by the FOMC to tighten monetary policy and (b) volatility in global markets.

Our outlook is for long-term rates to move modestly higher over the next several years as the Fed slowly boosts short-term interest rates. However, we expect them to remain well below levels that we normally would associate with 2.5-3.0% real GDP growth. This is not to say that preferred-security price returns will necessarily remain positive despite higher long-term rates, but rather the substantial income earned on a portfolio of intermediate-duration preferred securities will help to dampen the impact of potentially higher long-term rates and generate attractive total returns even in a rising-rate environment. Given what could be a bumpy ride for all fixed income markets as the Fed moves to reduce monetary accommodation, we’ve favored securities with more credit sensitivity than interest rate sensitivity for our client portfolios. As the economy continues its moderate growth, credit spreads in the preferred market should narrow from these relatively high levels.

Many uncertainties in broader markets will persist for the foreseeable future, but we believe their impact on the preferred market will remain muted. Although the preferred market is always subject to weakening in sympathy with other markets, we believe preferreds continue to be an attractive asset class that will hold their own as events unfold over coming months and years. Although we expect continued volatility over the next few quarters surrounding Fed tightening, preferred securities are well positioned to weather the volatility and remain an attractive investment given their intermediate duration, high yield and credit quality.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
FUND RISK DISCLOSURES – DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND (UNAUDITED)

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-advisor’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisor’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

DESTRA FOCUSED EQUITY FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Focused Equity Fund Average Annual Total Returns as of September 30, 2015
Inception Date: April 12, 2011				Inception Date: November 1, 2011
			Life				Life
Share Class	1 year	3 Year	of Fund	Share Class	1 year	3 Year	of Fund
A at NAV	3.48%	12.48%	10.94%	C at NAV	2.73%	11.64%	11.42%
A with Load	-2.47%	10.28%	9.47%	C with Load	1.73%	11.64%	11.42%
I at NAV	3.78%	12.82%	11.31%
S&P 500 Index	-0.61%	12.40%	11.21%	S&P 500 Index	-0.61%	12.40%	13.94%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month-end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 5.75% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment advisor. Fund returns include the reinvestment of distributions.

S&P 500 Index – a capitalization weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 5.75% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses or other costs. Performance reflects reinvestments of all dividend and capital gains distributions if any. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA FOCUSED EQUITY FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)(CONTINUED)
As of September 30, 2015

Top 10 Issuers	% of Total Investments
NIKE, Inc., - Class B	5.7%
TJX Cos., Inc. (The)	5.4%
Adobe Systems, Inc.	5.4%
Costco Wholesale Corp.	5.2%
Estee Lauder Cos., Inc. (The), Class A	5.2%
Walt Disney Co. (The)	5.0%
Nordstrom, Inc.	5.0%
Allergan PLC	4.9%
MasterCard, Inc., - Class A	4.9%
Biogen, Inc.	4.8%

Portfolio Characteristics	Fund	Index
Number of Holdings	20	505
Average Market Cap	$104.7 bil	$35.2 bil
Price to Earnings Ratio	21.1x	17.7x
Price to Book Ratio	5.7x	4.9x

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual securities held by the Fund or covered in the index.

Price to Earnings Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

DESTRA FOCUSED EQUITY FUND
DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

Fund Snapshot

The Destra Focused Equity Fund (the “Fund”) is sub-advised by the investment manager WestEnd Advisors (“WestEnd”). The Fund’s investment objective is to seek long-term capital appreciation.

Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s investment manager, WestEnd, believes that sector and industry performance is correlated with particular stages of the business cycle. The manager selects sectors they believe will experience economic tailwinds, and avoids sectors they see as untimely. Through this process, they target high-quality, market-leading companies within the favored sectors.

The following report is their review of the Fund’s performance over the Fund’s 2015 fiscal year and an outlook for the markets the Fund invests in going forward.

What were the significant events affecting the economy and market environment during the period surveyed?

The one-year period ended September 30, 2015 was a tumultuous period across global financial markets. The S&P 500 Index¹ (“S&P 500”) fell modestly over that period as investors digested economic and market developments both in the U.S. and abroad.

The U.S. economy continued to grow at a moderate pace, but there was variability within this moderate-growth environment. Consumer, health care, and construction spending supported economic growth, while production-oriented segments of the U.S. economy suffered as manufacturing gains were weak and U.S. exports declined. The appreciation in the dollar compared to other currencies contributed to the decline in exports, but dollar strength also weighed on commodity prices. The price of West Texas Intermediate Crude Oil fell 50.5% over the one-year ended September 30, 2015.

These divergent economic trends contributed to varied earnings growth by economic sector and varied returns across the sectors of the S&P 500. The Consumer Discretionary Sector, for example, was the best performing sector for the one-year ended September 30, 2015, returning 13.18%, while the Energy Sector was the worst performing sector over the same period, returning -29.68%.

Performance Discussion

During the one-year period ended September 30, 2015, the Fund’s Class A shares produced a total return of 3.48% based on Net Asset Value (“NAV”), the Class I shares produced a total return of 3.78% on NAV and the Class C shares produced a total return of 2.73% on NAV. During the period surveyed, the Fund’s benchmark, the S&P 500 produced a total return of (0.61%).

Which holdings contributed to the Fund’s performance during the period surveyed?

The largest contributor to the absolute performance of the Fund over the one-year period ended September 30, 2015 was the overweight of the Consumer Discretionary Sector, which was the best performing sector in the S&P 500 for the one-year period. The largest contributor to relative performance of the Fund was the avoidance of the Energy Sector, which was the worst performing sector in the S&P 500 for the one-year period. Nike Inc. (5.66% of Fund assets) was the best performing stock in the Fund for the period ended September 30, 2015.

Which holdings detracted from the Fund’s performance during the period surveyed?

The largest negative contributor to absolute and relative performance of the Fund for the one-year ended September 30, 2015 was the overweight to the Information Technology Sector. Qualcomm, Inc. (4.74% of Fund assets) and EMC Corp. (4.78% of Fund assets) are in the Information Technology Sector and were two of the three worst contributing stocks in the Fund for the one-year period. WestEnd Advisors continues to believe that these stocks and the Fund’s other Information Technology Sector stocks will outperform in the economic environment we see ahead, and the Fund remains

¹S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA FOCUSED EQUITY FUND
DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER (UNAUDITED)(CONTINUED)

overweight this sector. Michael Kors Holdings Ltd (0.00% of Fund assets) was the worst performing stock in the Fund for the one-year period ended September 30, 2015. Michael Kors Holdings Ltd was sold out of the portfolio in the second quarter of 2015.

Portfolio Activity

WestEnd Advisors believes the economy is in a slow-to-moderate economic growth environment. This analysis leads WestEnd to favor Consumer Discretionary, Consumer Staples, Health Care and Information Technology companies.

WestEnd did not make any major shifts to its sector allocations during the one-year period, but a few stocks were removed and added to the Fund to capitalize on opportunities that WestEnd identified. Michael Kors Holdings Ltd, Oracle Corp. and Express Scripts Holding Co. were removed from the Fund and the proceeds from those stock sales were used to purchase MasterCard, Inc. (4.88% of Fund assets), PayPal Holdings, Inc. (4.50% of Fund assets) and Allergan plc. (4.94% of Fund assets). WestEnd believes that MasterCard, PayPal and Allergan plc could deliver attractive earnings growth in the period ahead despite subdued overall economic growth.

Perspective & Outlook

WestEnd Advisors’ economic and market outlook has not shifted significantly in recent quarters. The U.S. economy faces challenges including job losses in energy-related businesses and export declines. However, there are areas of strength within the U.S. economy like consumer spending, health care spending and construction. These healthy segments of the economy should more than offset the economic challenges and produce continued moderate economic growth in the U.S. and contribute to continued, but unexciting, global growth.

WestEnd sees selective opportunities within the S&P 500¹. Economically sensitive sectors like Energy, Materials and Industrials will likely continue to face earnings headwinds from soft global growth and a strong dollar. Alternatively, there are areas of economic strength which can support healthy corporate earnings growth. WestEnd believes companies in the Consumer Discretionary Sector should benefit from increased consumer spending power, while many Health Care Sector companies should be able to deliver above-market earnings gains. WestEnd continues to deemphasize in the Fund interest rate sensitive sectors of the S&P 500¹. The Utilities and Telecom Sectors, for example, with their modest earnings growth and elevated valuations are likely to suffer as long-term interest rates normalize, despite their above-market yields.

¹S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA FOCUSED EQUITY FUND
FUND RISK DISCLOSURES – DESTRA FOCUSED EQUITY FUND (UNAUDITED)

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-advisor’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisor’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

OVERVIEW OF FUND EXPENSES
ASOFSEPTEMBER 30, 2015 (UNAUDITED)

As a shareholder of the Destra Investment Trust II, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 4/01/15 to 9/30/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense
			Ratios	Expenses
	Beginning	Ending	During the	Paid During
	Account	Account	Period	the Period
	Value	Value	4/1/15	4/1/15 to
	4/1/15	9/30/15	to 9/30/15	9/30/15†
Destra Flaherty & Crumrine Preferred and Income Fund Class A
Actual	$1,000.00	$999.48	1.50%	$7.52
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59
Destra Flaherty & Crumrine Preferred and Income Fund Class C
Actual	1,000.00	995.77	2.25%	11.26
Hypothetical (5% return before expenses)	1,000.00	1,013.79	2.25%	11.36
Destra Flaherty & Crumrine Preferred and Income Fund Class I
Actual	1,000.00	1,001.46	1.22%	6.12
Hypothetical (5% return before expenses)	1,000.00	1,018.95	1.22%	6.17
Destra Focused Equity Fund Class A
Actual	1,000.00	935.95	1.60%	7.77
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09
Destra Focused Equity Fund Class C
Actual	1,000.00	932.33	2.35%	11.38
Hypothetical (5% return before expenses)	1,000.00	1,013.29	2.35%	11.86
Destra Focused Equity Fund Class I
Actual	1,000.00	936.94	1.32%	6.41
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.32%	6.68

†
Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-month period).

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND†
PORTFOLIO OF INVESTMENTS
September 30, 2015

Number
of		Moody’s
Shares		Ratings	Fair Value
	Long-Term Investments - 97.4%
	Preferred Securities - 63.6%

	Banks - 43.1%
44,702	Astoria Financial Corp., PFD
	6.500%, Series C (a)	Ba2	$ 1,126,490
	Capital One Financial Corp., PFD
4,108	6.250%, Series C (a)	Baa3	104,220
104,612	6.700%, Series D (a)	Baa3	2,772,218
	Citigroup, Inc., PFD
69,599	6.875%, Series K (a)	Ba2	1,856,205
39,000	7.125%, Series J (a)	Ba2	1,049,880
5,000	City National Corp., PFD
	5.500%, Series C (a)	Baa2	123,700
8,400	CoBank ACB, PFD, 144A
	6.250%, Series F (a)	BBB+ (b)	872,550
50,960	Fifth Third Bancorp, PFD
	6.625%, Series I (a)	Baa3	1,388,660
8,000	First Horizon National Corp., PFD
	6.200%, Series A (a)	Ba2	197,680
30,000	First Niagara Financial Group, Inc.,
	PFD 8.625%, Series B (a)	Ba3	795,300
	First Republic Bank, PFD
44,481	6.200%, Series B (a)	Baa3	1,132,486
14,854	6.700%, Series A (a)	Baa3	382,194
103,105	Goldman Sachs Group, Inc., PFD
	6.375%, Series K (a)	Ba1	2,698,258
10,421	HSBC USA, Inc., PFD
	6.500%, Series H (a)	Baa2	264,381
	ING Groep NV, PFD
8,202	7.050% (a)	Baa3	210,955
5,000	7.200% (a)	Baa3	128,750
5,000	JPMorgan Chase & Co., PFD
	6.700%, Series T (a)	Baa3	133,950
107,800	Morgan Stanley, PFD
	6.875%, Series F (a)	Ba1	2,881,494
52,300	Regions Financial Corp., PFD
	6.375%, Series B (a)	Ba2	1,361,369
59,900	Texas Capital Bancshares, Inc., PFD
	6.500% 09/21/42	Baa3	1,504,089
20,000	US Bancorp, PFD
	6.500%, Series F (a)	A3	574,400
27,500	Valley National Bancorp, PFD
	6.250%, Series A (a)	BB+ (b)	704,550
25,161	Webster Financial Corp., PFD
	6.400%, Series E (a)	Baa3	637,580
	Wells Fargo & Co., PFD
60,000	6.625%, Series R (a)	Baa2	1,641,000
17,000	8.000%, Series J (a)	Baa2	468,690
	Zions Bancorporation, PFD
4,000	6.300%, Series G (a)	BB- (b)	104,480
8,000	6.950% 09/15/28	BB+ (b)	224,800
12,803	7.900%, Series F (a)	BB- (b)	346,193
			25,686,522

Number
of		Moody’s
Shares		Ratings	Fair Value
	Diversified Financials - 4.8%
16,544	Affiliated Managers Group, Inc., PFD
	6.375% 08/15/42	BBB+(b)	$ 430,640
20,000	Charles Schwab Corp. (The), PFD
	6.000%, Series C (a)	Baa2	503,400
11,477	Deutsche Bank Contingent Capital
	Trust V, PFD 8.050%(a)	Ba3	321,586
62,877	HSBC Finance Corp., PFD
	6.360%, Series B (a)	Baa3	1,575,698
			2,831,324
	Insurance - 10.3%
42,012	Allstate Corp. (The), PFD
	6.625%, Series E (a)	Baa3	1,110,797
16,050	Arch Capital Group Ltd., PFD
	6.750%, Series C (a)	Baa2	413,930
	Aspen Insurance Holdings Ltd., PFD
12,286	5.950% (a)	Ba1	311,573
6,492	7.250% (a)	Ba1	169,571
40,991	Axis Capital Holdings Ltd., PFD
	6.875%, Series C (a)	Baa3	1,068,635
52,701	Delphi Financial Group, Inc., PFD
	7.376% 05/15/37	BBB (b)	1,309,293
	Endurance Specialty Holdings Ltd.,
	PFD
18,807	7.500%, Series B (a)	Ba1	484,844
3,681	7.750%, Series A (a)	Ba1	93,571
10,000	Hartford Financial Services Group, Inc.
	(The), PFD 7.875% 04/15/42	Baa3	305,500
	PartnerRe Ltd., PFD
11,922	5.875%, Series F (a)	Baa2	300,077
14,070	7.250%, Series E (a)	Baa2	386,925
7,323	WR Berkley Corp., PFD
	5.625% 04/30/53	Baa3	179,414
			6,134,130
	Real Estate - 4.7%
10,430	CubeSmart, PFD
	7.750%, Series A (a)	Baa3	274,309
35,000	Equity Commonwealth, PFD
	7.250%, Series E (a)	Ba1	891,800
4,230	National Retail Properties, Inc., PFD
	6.625%, Series D (a)	Baa2	107,188
	PS Business Parks, Inc., PFD
26,100	5.750%, Series U (a)	Baa2	622,485
8,839	6.000%, Series T (a)	Baa2	220,268
4,448	6.875%, Series R (a)	Baa2	111,445
22,413	Regency Centers Corp., PFD
	6.625%, Series 6 (a)	Baa2	565,928
			2,793,423
	Utilities - 0.7%
4,000	Southern California Edison Co., PFD
	6.500%, Series D (a)	Baa1	413,250

	Total Preferred Securities
	(Cost $37,353,721)		37,858,649

The accompanying notes are an integral part of these financial statements.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND†
PORTFOLIO OF INVESTMENTS (CONTINUED)
September 30, 2015

Number
of		Moody’s
Shares		Ratings	Fair Value
	Corporate Bonds - 33.8%

	Banks - 16.4%
2,650,000	Bank of America Corp.
	6.500%, Series Z (a)	Ba2	$ 2,706,312
900,000	BNP Paribas SA, 144A
	7.375% (a)	Ba1	906,750
1,000,000	Citizens Financial Group, Inc., 144A
	5.500% (a)	BB+ (b)	977,500
2,071,000	JPMorgan Chase & Co.
	7.900%, Series 1 (a)	Baa3	2,153,840
1,700,000	M&T Bank Corp.
	6.450%, Series E (a)	Baa2	1,806,250
215,000	PNC Financial Services Group, Inc.
	(The) 6.750%, Series O (a)	Baa2	233,544
750,000	Wells Fargo & Co.
	5.875%, Series U (a)	Baa2	768,750
250,000	Zions Bancorporation
	5.800% (a)	BB- (b)	239,375
			9,792,321

	Diversified Financials - 1.6%
800,000	General Electric Capital Corp.
	7.125%, Series A (a)	Baa1	925,000

	Energy - 5.7%
1,600,000	Enbridge Energy Partners LP
	8.050% 10/01/37	Ba1	1,544,000
1,900,000	Enterprise Products Operating LLC
	8.375% 08/01/66, Series A	Baa2	1,873,875
			3,417,875
	Industrial - 1.3%
750,000	Land O’ Lakes, Inc., 144A
	8.000% (a)	BB (b)	769,687

	Insurance - 7.2%
500,000	AXA SA
	8.600% 12/15/30	A3	680,940
400,000	Everest Reinsurance Holdings, Inc.
	6.600% 05/15/37	Baa2	372,000
325,000	Liberty Mutual Group, Inc., 144A
	10.750% 06/15/58	Baa3	489,125
	MetLife, Inc.
500,000	5.250%, Series C (a)	Baa2	496,250
937,000	10.750% 08/01/39	Baa2	1,464,062
403,000	Prudential Financial, Inc.
	5.625% 06/15/43	Baa2	416,904
510,000	XLIT Ltd.
	6.500% 10/29/49, Series E (a)	Ba1	406,215
			4,325,496

Number
of		Moody’s
Shares		Ratings	Fair Value
	Utilities - 1.6%
1,020,000	PPL Capital Funding, Inc.
	6.700% 03/30/67, Series A	Baa3	$ 869,836
75,000	Puget Sound Energy, Inc.
	6.974% 06/01/67, Series A	Baa2	64,285
			934,121
	Total Corporate Bonds
	(Cost $20,215,255)		20,164,500

	Total Long-Term Investments - 97.4%
	(Cost $57,568,976)		58,023,149

	Money Market Mutual Fund - 1.2%
697,048	Fidelity Institutional Money Market
	Prime Money Market Portfolio -
	Institutional CL, 0.12%(c)
	(Cost $697,048)		697,048

	Total Investments - 98.6%
	(Cost $58,266,024)		58,720,197
	Other Assets in excess of
	Liabilities - 1.4%		822,841

	Net Assets - 100.0%		$59,543,038

		% of
Summary by Country	Fair Value	Net Assets
Bermuda	$3,229,126	5.4%
France	1,587,690	2.6
Germany	321,586	0.5
Ireland	406,215	0.7
Netherlands	339,705	0.6
United States	52,835,875	88.8
Total Investments	58,720,197	98.6
Other Assets less Liabilities	822,841	1.4
Net Assets	$59,543,038	100.0%

LLC – Limited Liability Corporation
NV – Publicly Traded Company
PFD – Preferred Security
SA – Corporation
144A – Security was purchased pursuant to Rule 144A under the Security Act of 1993 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

† –Formerly known as Destra Preferred and Income Securities Fund
(a)–Security is perpetual in nature with no stated maturity date.
(b)–Standard & Poor’s Rating.
(c)–Interest rate shown reflects a 1 day yield as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

DESTRA FOCUSED EQUITY FUND
PORTFOLIO OF INVESTMENTS†
September 30, 2015

Number
of
Shares	Description	Fair Value
	Common Stocks - 98%

	Consumer Durables &
	Apparel - 5.7%
34,500	NIKE, Inc. - Class B	$ 4,242,465

	Food & Staples Retailing - 10.0%
27,141	Costco Wholesale Corp	3,923,774
37,040	CVS Health Corp	3,573,619
		7,497,393

	Health Care Equipment &
	Services - 4.4%
42,662	HCA Holdings, Inc.*	3,300,332

	Household & Personal
	Products - 5.2%
48,361	Estee Lauder Cos., Inc.
	(The) - Class A	3,901,766

	Media - 9.8%
63,316	Comcast Corp. - Class A	3,601,414
36,492	Walt Disney Co. (The)	3,729,482
		7,330,896

	Pharmaceuticals,
	Biotechnology &
	Life Sciences - 18.9%
13,614	Allergan PLC*	3,700,421
12,439	Biogen, Inc.*	3,629,825
30,300	Celgene Corp.*	3,277,551
36,148	Gilead Sciences, Inc	3,549,372
		14,157,169

	Retailing - 10.4%
51,721	Nordstrom, Inc	3,708,913
57,015	TJX Cos., Inc. (The)	4,072,011
		7,780,924

	Software & Services - 19.3%
49,308	Adobe Systems, Inc.*	4,054,104
139,326	eBay, Inc.*	3,405,128
40,533	MasterCard, Inc. - Class A	3,652,834
108,669	PayPal Holdings, Inc.*	3,373,086
		14,485,152

Number
of
Shares	Description	Fair Value
	Technology Hardware &
	Equipment - 14.3%
32,327	Apple, Inc	$ 3,565,668
148,276	EMC Corp	3,582,348
66,160	QUALCOMM, Inc	3,554,777
		10,702,793

	Total Common Stocks
	(Cost $58,078,263)	73,398,890

	Money Market
	Mutual Fund - 2.1%
1,529,949	Fidelity Institutional Money
	Market Prime Money Market
	Portfolio - Institutional
	CL, 0.12% (a)
	(Cost $1,529,949)	1,529,949

	Total Investments - 100.1%
	(Cost $59,608,212)	74,928,839
	Liabilities in excess of
	other Assets - (0.1%)	(39,563)
	Net Assets - 100.0%	$74,889,276

		% of
Summary by Country	Fair Value	Net Assets
United States	$74,928,839	100.1%
Total Investments	74,928,839	100.1
Other Assets less Liabilities	(39,563)	(0.1)
Net Assets	$74,889,276	100.0%

†
Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard and Poor’s.

*	Non-income producing security.
(a)	Interest rate shown reflects 1 day yield as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

	Destra Flaherty	Destra
	& Crumrine	Focused
	Preferred and	Equity
	Income Fund	Fund
Assets
Investments:
Investments at cost	$58,266,024	$59,608,212
Net unrealized appreciation	454,173	15,320,627
Total investments at value	58,720,197	74,928,839
Receivables
Dividends and interest	547,011	26,820
Investment securities sold	458,324	3,514,618
Capital shares sold	416,446	277,837
Prepaid expenses	3,246	5,147
Total assets	60,145,224	78,753,261

Liabilities
Payables:
Investment securities purchased	250,470	3,631,345
Capital shares redeemed	178,212	24,986
Legal fees	39,444	55,345
Due to Advisor	25,103	38,106
Audit fees	19,440	19,440
Compliance fees	5,662	8,965
Trustees’ fees	6,750	6,750
Blue Sky fees	1,136	1,136
Distribution payable	504	—
Other expenses and liabilities	75,465	77,912
Total liabilities	602,186	3,863,985
Net Assets	$59,543,038	$74,889,276

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$58,665,211	$58,242,065
Undistributed net investment income (loss)	500,370	—
Accumulated net realized gain (loss) on investments	(76,716)	1,326,584
Net unrealized appreciation on investments	454,173	15,320,627
Net Assets	$59,543,038	$74,889,276

Net Assets
Class A	$21,717,787	$12,364,463
Class C	$8,408,296	$6,971,864
Class I	$29,416,955	$55,552,949

Shares Outstanding
Class A	1,272,056	564,129
Class C	490,570	330,798
Class I	1,729,981	2,508,703

Net Asset Value Per Share
Class A	$17.07	$21.92
Maximum Offering Pricing Per Share (includes sales charges of 4.50% and 5.75%, respectively)	$17.87	$23.26
Class C	$17.14	$21.08
Class I	$17.00	$22.14

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2015

	Destra Flaherty	Destra
	& Crumrine	Focused
	Preferred and	Equity
	Income Fund	Fund
Investment Income
Dividends	$2,484,665	$814,258
Interest income	714,962	—
Total Investment Income	3,199,627	814,258

Expenses
Advisory fees	378,750	631,164
Transfer agent fees	153,452	151,028
Administration and accounting fees	84,687	85,001
Legal fees	47,996	68,157
Distribution fees Class A	41,824	33,067
Distribution fees Class C	66,817	62,453
Blue Sky Class A	18,970	16,620
Blue Sky Class C	15,391	16,501
Blue Sky Class I	18,111	18,922
Compliance fees	16,987	26,895
Shareholder reporting fees	23,776	30,908
Audit fees	23,597	24,161
Trustees’ fees and expenses	21,480	21,674
Insurance fees	11,116	17,485
Custody fees	9,666	8,808
Other expenses	1,524	1,979
Total expenses	934,144	1,214,823
Less: expense waivers and reimbursements	(202,377)	(135,212)
Net expenses	731,767	1,079,611
Net Investment Income (Loss)	$2,467,860	$(265,353)

Realized and Unrealized Gain (Loss)
Net realized gain on investments in securities	76,983	2,323,032
Net change in unrealized appreciation (depreciation) on investments in securities	(153,366)	16,811
Net realized and unrealized gain (loss) on investments in securities	(76,383)	2,339,843
Net Increase in Net Assets Resulting from Operations	$2,391,477	$2,074,490

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Destra Flaherty & Crumrine		Destra Focused
	Preferred and Income Fund		Equity Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	September 30,	September 30,	September 30,	September 30,
	2015	2014	2015	2014
Increase in Net Assets Resulting from Operations
Net investment income (loss)	$2,467,860	$1,918,927	$(265,353)	$(310,489)
Net realized gain on investments in securities	76,983	28,085	2,323,032	4,205,466
Net change in unrealized appreciation (depreciation) on
investments in securities	(153,366)	1,873,175	16,811	6,190,571
Net increase in net assets resulting from operations	2,391,477	3,820,187	2,074,490	10,085,548

Class A
Distribution to Shareholders
Net investment income	(775,659)	(823,227)	—	—
Net realized gain	–	–	(745,628)	(846,863)
Total distributions to shareholders	(775,659)	(823,227)	(745,628)	(846,863)

Class C
Distribution to Shareholders
Net investment income	(257,157)	(189,787)	—	—
Net realized gain	—	—	(338,679)	(74,458)
Total distributions to shareholders	(257,157)	(189,787)	(338,679)	(74,458)

Class I
Distribution to Shareholders
Net investment income	(1,285,491)	(851,307)	—	—
Net realized gain	—	—	(2,961,823)	(574,592)
Total distributions to shareholders	(1,285,491)	(851,307)	(2,961,823)	(574,592)

Class A
Capital Share Transactions
Proceeds from shares sold	12,793,237	7,095,395	4,169,371	7,222,498
Reinvestment of distribution	503,398	575,842	604,294	1,735
Cost of shares redeemed	(4,107,257)	(17,454,576)	(5,510,963)	(34,266,541)
Net increase (decrease) from capital share transactions	9,189,378	(9,783,339)	(737,298)	(27,042,308)

Class C
Capital Share Transactions
Proceeds from shares sold	3,811,781	2,194,909	2,629,088	2,134,488
Reinvestment of distribution	184,593	147,007	329,902	222
Cost of shares redeemed	(934,646)	(1,349,810)	(692,683)	(491,050)
Net increase from capital share transactions	3,061,728	992,106	2,266,307	1,643,660

Class I
Capital Share Transactions
Proceeds from shares sold	24,383,742	11,245,029	20,635,665	33,086,581
Reinvestment of distribution	1,073,997	710,464	2,529,250	308
Cost of shares redeemed	(18,383,235)	(5,699,346)	(18,000,202)	(8,136,761)
Redemption fees	25,197	12,615	14,604	24,479
Net increase from capital share transactions	7,099,701	6,268,762	5,179,317	24,974,607

Total increase (decrease) in net assets	19,423,977	(566,605)	4,736,686	8,165,594
Net Assets
Beginning of year	40,119,061	40,685,666	70,152,590	61,986,996
End of year	$59,543,038	$40,119,061	$74,889,276	$70,152,590
Undistributed net investment income (loss) at end of year	$500,370	$304,355	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Destra Flaherty & Crumrine		Destra Focused
	Preferred and Income Fund		Equity Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	September 30,	September 30,	September 30,	September 30,
	2015	2014	2015	2014
Class A
Change in Shares Outstanding
Shares outstanding, beginning of year	739,681	1,334,255	592,109	1,840,464
Shares sold	738,771	425,180	178,221	346,409
Shares reinvested	29,224	34,800	26,251	83
Shares redeemed	(235,620)	(1,054,554)	(232,452)	(1,594,847)
Shares outstanding, end of year	1,272,056	739,681	564,129	592,109

Class C
Change in Shares Outstanding
Shares outstanding, beginning of year	313,284	255,726	229,975	149,592
Shares sold	219,591	130,087	116,938	103,999
Shares reinvested	10,680	8,830	14,820	11
Shares redeemed	(52,985)	(81,359)	(30,935)	(23,627)
Shares outstanding, end of year	490,570	313,284	330,798	229,975

Class I
Change in Shares Outstanding
Shares outstanding, beginning of year	1,320,156	960,935	2,293,015	1,147,842
Shares sold	1,410,158	666,192	882,977	1,529,055
Shares reinvested	62,602	42,921	108,972	15
Shares redeemed	(1,062,935)	(349,892)	(776,261)	(383,897)
Shares outstanding, end of year	1,729,981	1,320,156	2,508,703	2,293,015

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED .

Destra Flaherty & Crumrine Preferred and Income Fund

For the Period
For the	For the	For the	For the	April 12, 2011*
year ended	year ended	year ended	year ended	through
September 30,	September 30,	September 30,	September 30,	September 30,
2015	2014	2013	2012	2011
Class A
Net asset value, beginning of period	$16.94	$15.98	$16.87	$14.82	$15.00
Investment operations:
Net investment income (loss)1	0.84	0.84	0.88	0.87	0.67
Net realized and unrealized gain (loss)	0.06	0.96	(0.80)	1.70	(0.65)
Net Increase (Decrease) in
Net Asset Value from Operations	0.90	1.80	0.08	2.57	0.02

Distributions paid to shareholders from:
Net investment income	(0.77)	(0.84)	(0.97)	(0.52)	(0.20)
Net realized gain	—	—	—	5	—	5	—
Total distributions	(0.77)	(0.84)	(0.97)	(0.52)	(0.20)

Net asset value, end of period	$17.07	$16.94	$15.98	$16.87	$14.82

TOTAL RETURN2	5.38%	11.49%	0.42%	17.71%	0.15	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$21,718	$12,532	$21,319	$12,120	$1,745
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.50%	1.50%	1.50%	1.50%	1.50	%3
Expenses, prior to expense
reimbursements/waivers	2.12%	2.26%	1.99%	4.78%	20.31	%3
Net investment income (loss)	4.86%	5.08%	5.22%	5.44%	9.37	%3
Portfolio turnover rate	29%	27%	49%	45%	25	%4

Class C
Net asset value, beginning of period	$17.00	$16.03	$16.89	$15.00	†	$—
Investment operations:
Net investment income (loss)1	0.71	0.75	0.76	0.72	†	—
Net realized and unrealized gain (loss)	0.07	0.93	(0.81)	1.43	†	—
Net Increase (Decrease) in
Net Asset Value from Operations	0.78	1.68	(0.05)	2.15	†	—

Distributions paid to shareholders from:
Net investment income	(0.64)	(0.71)	(0.81)	(0.26	)†	—
Net realized gain	—	—	—	5	—	5†	—
Total distributions	(0.64)	(0.71)	(0.81)	(0.26	)†	—

Net asset value, end of period	$17.14	$17.00	$16.03	$16.89	†	$—

TOTAL RETURN2	4.64%	10.68%	(0.34)%	14.49	%4†	—%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$8,408	$5,327	$4,099	$2,549	†	$—
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.25%	2.25%	2.25%	2.25	%3†	—
Expenses, prior to expense
reimbursements/waivers	2.69%	3.10%	3.09%	8.58	%3†	—
Net investment income (loss)	4.09%	4.47%	4.51%	4.86	%3†	—
Portfolio turnover rate	29%	27%	49%	45	%4†	—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED .

Destra Flaherty & Crumrine Preferred and Income Fund

For the Period
For the	For the	For the	For the	April 12, 2011*
year ended	year ended	year ended	year ended	through
September 30,	September 30,	September 30,	September 30,	September 30,
2015	2014	2013	2012	2011
Class I
Net asset value, beginning of period	$16.86	$15.89	$16.79	$14.79	$15.00
Investment operations:
Net investment income (loss)1	0.88	0.92	0.92	0.95	0.47
Net realized and unrealized gain (loss)	0.06	0.92	(0.80)	1.67	(0.43)
Net Increase (Decrease) in
Net Asset Value from Operations	0.94	1.84	0.12	2.62	0.04

Distributions paid to shareholders from:
Net investment income	(0.82)	(0.88)	(1.03)	(0.62)	(0.25)
Net realized gain	—	—	—	5	—	5	—
Total distributions	(0.82)	(0.88)	(1.03)	(0.62)	(0.25)
Redemption fees	0.02	0.01	0.01	—	5	—

Net asset value, end of period	$17.00	$16.86	$15.89	$16.79	$14.79

TOTAL RETURN2	5.77%	11.93%	0.72%	18.15%	0.23	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$29,417	$22,260	$15,268	$12,577	$1,027
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.22%	1.22%	1.22%	1.22%	1.22	%3
Expenses, prior to expense
reimbursements/waivers	1.47%	1.64%	1.55%	5.19%	24.80	%3
Net investment income (loss)	5.10%	5.58%	5.50%	5.86%	6.57	%3
Portfolio turnover rate	29%	27%	49%	45%	25	%4

*	Commencement of operations.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED .

	Destra Focused Equity Fund
						For the Period
	For the	For the	For the	For the		April 12, 2011*
	year ended	year ended	year ended	year ended		through
	September 30,	September 30,	September 30,	September 30,		September 30,
	2015	2014	2013	2012		2011
Class A
Net asset value, beginning of period	$22.46	$19.75	$16.76	$13.74		$15.00
Investment operations:
Net investment income (loss)1	(0.11)	(0.11)	0.01	(0.06)		(0.03)
Net realized and unrealized gain (loss)	0.96	3.28	3.04	3.08		(1.23)
Net Increase (Decrease) in Net Asset Value
from Operations	0.85	3.17	3.05	3.02		(1.26)

Distributions paid to shareholders from:
Net investment income	—	—	(0.06)	—	5	—
Net realized gain	(1.39)	(0.46)	—	—		—
Return of capital	—	—	—	—	5	—
Total distributions	(1.39)	(0.46)	(0.06)	—	5	—

Net asset value, end of period	$21.92	$22.46	$19.75	$16.76		$13.74

TOTAL RETURN2	3.48%	16.25%	18.29%	22.00%		(8.40	)%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$12,364	$13,298	$36,353	$21,761		$1,006
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.60%	1.60%	1.60%	1.60%		1.60	%3
Expenses, prior to expense
reimbursements/waivers	2.22%	1.83%	1.89%	3.75%		29.23	%3
Net investment income (loss)	(0.49)%	(0.52)%	0.04%	(0.33)%		(0.46	)%3
Portfolio turnover rate	36%	58%	40%	42%		22	%4

Class C
Net asset value, beginning of period	$21.80	$19.32	$16.46	$15.00	†	$—
Investment operations:
Net investment income (loss)1	(0.28)	(0.27)	(0.12)	(0.16	)†	—
Net realized and unrealized gain (loss)	0.95	3.21	2.98	1.62	†	—
Net Increase in
Net Asset Value from Operations	0.67	2.94	2.86	1.46	†	—

Distributions paid to shareholders from:
Net realized gain	(1.39)	(0.46)	—	—	†	—

Net asset value, end of period	$21.08	$21.80	$19.32	$16.46	†	$—

TOTAL RETURN2	2.73%	15.40%	17.38%	9.73	%4†	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$6,972	$5,013	$2,891	$$1,955	†	$—
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.35%	2.35%	2.35%	2.35	%3†	—
Expenses, prior to expense
reimbursements/waivers	2.72%	3.00%	3.44%	11.11	%3†	—
Net investment income (loss)	(1.25)%	(1.32)%	(0.67)%	(1.09	)%3†	—
Portfolio turnover rate	36%	58%	40%	42	%4†	—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED .

	Destra Focused Equity Fund
					For the Period
	For the	For the	For the	For the	April 12, 2011*
	year ended	year ended	year ended	year ended	through
	September 30,	September 30,	September 30,	September 30,	September 30,
	2015	2014	2013	2012	2011
Class I
Net asset value, beginning of period	$22.61	$19.81	$16.81	$13.76	$15.00
Investment operations:
Net investment income (loss)1	(0.05)	(0.06)	0.06	(0.01)	—
Net realized and unrealized gain (loss)	0.96	3.30	3.04	3.09	(1.24)
Net Increase (Decrease) in Net Asset Value
from Operations	0.91	3.24	3.10	3.08	(1.24)

Distributions paid to shareholders from:
Net investment income	—	—	(0.11)	(0.01)	—
Net realized gain	(1.39)	(0.46)	—	—	—
Return of capital	—	—	—	(0.03)	—
Total distributions	(1.39)	(0.46)	(0.11)	(0.04)	—

Redemption fees	0.01	0.02	0.01	0.01	—

Net asset value, end of period	$22.14	$22.61	$19.81	$16.81	$13.76

TOTAL RETURN2	3.78%	16.66%	18.61%	22.53%	(8.27	)%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$55,553	$51,841	$22,743	$15,014	$940
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.32%	1.32%	1.32%	1.32%	1.32	%3
Expenses, prior to expense
reimbursements/waivers	1.37%	1.41%	1.53%	4.42%	26.03	%3
Net investment income (loss)	(0.22)%	(0.29)%	0.35%	(0.07)%	0.04	%3
Portfolio turnover rate	36%	58%	40%	42%	22	%4

*	Commencement of operations.
†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2015

1. ORGANIZATION

Destra Investment Trust II (the “Trust”) was organized as a Massachusetts business trust on January 27, 2011, as an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust consisted of two series (collectively, the “Funds” and each individually a “Fund”): Destra Flaherty & Crumrine Preferred and Income Fund (formerly known as Destra Preferred and Income Securities Fund) (“Preferred and Income Fund”) and Destra Focused Equity Fund (“Focused Equity Fund”). The Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Focused Equity Fund’s investment objective is to seek long-term capital appreciation. Each Fund currently offers three classes of shares, Classes A, C and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund is non-diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies. The Fund follows the accounting and reporting guidance in FASB Accounting Standard Codification 946.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a Fund calculates its net asset value, a Fund values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market; the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ procedures are approved by the Board of Trustees.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 (CONTINUED)

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2015:

Destra Flaherty & Crumrine Preferred and Income Fund
	Level 1	Level 2		Level 3	Total
Preferred Securities*	$35,263,556	$2,595,093	†	$—	$37,858,649
Corporate Bonds*	—	20,164,500		—	20,164,500
Money Market Mutual Fund	697,048	—		—	697,048
Total	$35,960,604	$22,759,593		$—	$58,720,197
Destra Focused Equity Fund
	Level 1	Level 2		Level 3	Total
Common Stocks*	$73,398,890	$—		$—	$73,398,890
Money Market Mutual Fund	1,529,949	—		—	1,529,949
Total	$74,928,839	$—		$—	$74,928,839

It is the Funds’ policy to recognize transfers in and out at the fair value as of the beginning of the period.

† $420,250 was transferred into level 2 from level 1 as a result of a lack of readily available market quotations in active markets. Level 2 securities were fair valued using quotations or evaluated prices from a third party pricing service.

* Please refer to the Portfolio of Investments to view securities segregated by industry.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 (CONTINUED)

Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between each Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly at an annual rate of 0.75% and 0.85% of the average daily net assets of Preferred and Income Fund and Focused Equity Fund, respectively.

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C and Class I of Preferred and Income Fund to 1.50%, 2.25% and 1.22%, respectively, and of Class A, Class C and Class I of Focused Equity Fund to 1.60%, 2.35% and 1.32%, respectively. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any) to the average net assets of the class.

To the extent that the expense ratio of a Fund is less than such Fund's applicable expense cap, the Advisor may recover a portion of the reimbursed amount for such Fund equal to the amount of the expense cap less the actual expense ratio for such Fund for up to three (3) years from the date the fee or expense was incurred during the expense cap term.

Sub-Advisory Agreement

The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-advisor. Focused Equity Fund has retained WestEnd Advisors LLC (“WestEnd”) as its investment sub-advisor. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty and WestEnd equal to one half of the net advisory fees collected by the Advisor from each respective Fund net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as each Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as each Fund’s Transfer Agent.

4. DISTRIBUTION PLAN

The Funds’ Class A and Class C shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds’ Class A and Class C shares, respectively. Payments are made to Destra

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 (CONTINUED)

Capital Investments LLC, the Fund’s distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of each Fund’s shares held by such intermediaries’ customers.

5. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to US federal excise tax.

For the period ended September 30, 2015, the cost of investments on a tax basis, including any adjustments for financial reporting purposes, were as follows:

		Gross	Gross	Net
	Cost of	Unrealized	Unrealized	Unrealized
	Investments	Appreciation	Depreciation	Appreciation
Destra Flaherty & Crumrine
Preferred and Income Fund	$57,699,444	$1,654,125	$(633,372)	$1,020,753
Destra Focused Equity Fund	59,763,594	17,288,098	(2,122,853)	15,165,245

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, investments in trust preferred securities, and deferral of post-October losses. For the year ended September 30, 2015, the components of accumulated earnings/loss on tax-basis were as follows:

		Accumulated			Total
	Undistributed	Capital	Temporary	Net Unrealized	Accumulated
	Ordinary	and Other	Book/Tax	Appreciation	Earnings
	Income	Losses	Differences	(Depreciation)	(Losses)
Destra Flaherty & Crumrine
Preferred and Income Fund	$—	$(142,422)	$(504)	$1,020,753	$877,827
Destra Focused Equity Fund	—	1,481,966	—	15,165,245	16,647,211

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of investments in trust preferred securities and real estate investment trusts. Results of operations and net assets were not affected by these reclassifications.

For the year ended September 30, 2015, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

		Accumulated
	Undistributed	Net Realized
	Net Investment	Loss on	Paid-in
	Income	Investments	Capital
Destra Flaherty & Crumrine Preferred and Income Fund	$46,462	$(7,366)	$(39,096)
Destra Focused Equity Fund	265,353	(265,353)	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 (CONTINUED)

September 30, 2015, for Federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains as per the guidelines set forth in the Act:

	Short-Term	Long-Term
	Capital Loss	Capital Loss
	Carryforward	Carryforward
Destra Flaherty & Crumrine Preferred and Income Fund	$(121,212)	$—
Destra Focused Equity Fund	—	—

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the Funds next taxable year. For the year ended September 30, 2015, the Funds deferred to October 1, 2015 these losses of:

			Late Year
			Ordinary
	Short-Term	Long-Term	Losses
Destra Flaherty & Crumrine Preferred and Income Fund	$(21,210)	$—	$—
Destra Focused Equity Fund	(323,117)	—	—

The tax character of distributions paid for the year ended September 30, 2015 were as follows:

		Distribution
	Distributions	Paid From	Distributions
	Paid From	Long-Term	Paid From
	Ordinary	Capital	Return of
	Income	Gains	Capital
Destra Flaherty & Crumrine Preferred and Income Fund	$2,279,211	$—	$39,096
Destra Focused Equity Fund	597,635	3,448,495	—

6. INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Flaherty & Crumrine Preferred and Income Fund	$31,867,081	$14,256,282
Destra Focused Equity Fund	28,619,468	25,769,894

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge of 4.50% on purchases of less than $1,000,000. The Funds’ Class A, C and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by a Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Funds charge this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase.

A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in each Fund’s prospectus.

8. PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Funds.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 (CONTINUED)

Credit and Counterparty Risk—Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Destra Focused Equity Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Interest Rate Risk—If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by a Fund will fall.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

9. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees of
The Destra Investment Trust II

We have audited the accompanying statements of assets and liabilities of The Destra Investment Trust II, comprising the Destra Flaherty & Crumrine Preferred and Income Fund (formerly the Destra Preferred and Income Securities Fund) and the Destra Focused Equity Fund (collectively, the Funds), including the schedules of investments as of September 30, 2015, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended September 30, 2014, and the financial highlights for the years ended September 30, 2014, September 30, 2013, September 30, 2012, and for the period April 12, 2011 (commencement of operations) to September 30, 2011, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial statements and the financial highlights in their report dated November 24, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of the Destra Investment Trust II as of September 30, 2015, and the results of operations, changes in net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

SUPPLEMENTAL INFORMATION
(UNAUDITED)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Funds	DRD	QDI
Destra Flaherty & Crumrine Preferred and Income Fund	65.00%	75.00%
Destra Focused Equity Fund	87.00%	86.00%

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)

On June 1, 2015, WestEnd Advisors, LLC (“WestEnd”), the sub-advisor to the Focused Equity Fund, completed a series of transactions to redeem the ownership interests of two of its members, comprising approximately 40% of the voting interests of WestEnd (the “Change of Control”). As a result, under applicable law, the then-effective investment sub-advisory agreement by and among the Trust, on behalf of the Fund, WestEnd and the Fund’s advisor, Destra Capital Advisors LLC (the “Advisor”) (the “Original Sub-Advisory Agreement”) automatically terminated. Consequently, WestEnd proposed that the Trust’s board of trustees (the “Board”) consider the approval of a new investment sub-advisory agreement between the Advisor, WestEnd and the Trust, on behalf of the Fund (the “New Sub-Advisory Agreement”) and an interim investment sub-advisory agreement between the Advisor, WestEnd and the Trust, on behalf of the Fund, to be in effect for 150 days or until the New Sub-Advisory Agreement could be approved by a vote of the shareholders of the Fund (the “Interim Sub-Advisory Agreement”), both to be substantially identical to the Original Investment Sub-Advisory Agreement.

The Board, including the Independent Trustees, is responsible for approving investment sub-advisory agreements with the Fund. In anticipation of the Change of Control, the Board met at a regular meeting on May 11, 2015, for the purpose of, among other things, considering whether it would be in the best interest of the Fund and its shareholders to approve the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

In connection with the Board’s review of the Agreements, the Independent Trustees requested, and WestEnd and the Advisor provided the Board with, information about a variety of matters. The Board considered, among other things, the following information:

•	The nature, extent and quality of the services provided by WestEnd;

•	The investment performance of the Fund;

•	The cost of the services provided and the profits realized by WestEnd and its affiliates from their relationship with the Fund;

•
The extent to which the economies of scale have been or will be realized as the Fund grows and the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Fund’s shareholders; and

•	Any ancillary benefits and other factors.

At a meeting held on May 11, 2015, the Board and the Independent Trustees, voting separately, determined that the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement were in the best interest of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved the New Sub-Advisory Agreement for an initial two-year term and the Interim Sub-Advisory Agreement for a term of 150 days or until the New Sub-Advisory Agreement was approved by a vote of the shareholders of the Fund.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and governing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement, the Independent Trustees received materials in advance of the Board meetings from WestEnd. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by WestEnd. The Board applied its business judgment to determine whether the arrangement between the Advisor, WestEnd and the Trust are reasonable business arrangements from the Fund’s perspective as well as from perspective shareholders.

Nature, Extent and Quality of Services

In connection with the investment sub-advisory services to be provided under the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement, the Board took into account detailed discussions with representatives of the Advisor and WestEnd regarding the management of the Fund. The Board noted that with one exception key management

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)(CONTINUED)

personnel servicing the Fund are expected to remain with WestEnd following the Change of Control and the level and quality of the services to be provided to the Fund are not expected to change. Based on this review, the Board concluded that the range and quality of services provided by WestEnd to the Fund were expected to continue under the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement at the same levels as provided under the Original Sub-Advisory Agreement.

Investment Performance of the Fund

The Board considered WestEnd’s investment philosophy and experience and history in managing the Fund. The Board also reviewed the Fund’s performance information, which it reviewed at regularly quarterly meetings and at the most recent annual contract review of the Original Sub-Advisory Agreement. The Board noted that, except for one individual, WestEnd’s key personnel currently responsible for the portfolio management and oversight of the Fund were expected to continue to provide those services following the Change of Control.

Costs of Services Provided and Profits Realized by the Advisor

In evaluating the costs of the services to be provided by WestEnd under the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement, the Board considered, among other things, whether sub-advisory fee rates or other expenses would change as a result of the Change of Control. The Board noted that the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement were substantially identical, including the sub-advisory fee rate and other expenses.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered any potential economies of scale that may result from the Change of Control. The Board noted that there would be no change in economies of scale as a result of the Change of Control.

Other Benefits to the Advisor

The Board noted their prior determinations that the fees under the Original Sub-Advisory Agreements were reasonable, taking into consideration other benefits to the Advisor. The Board also considered other benefits to the Advisor, WestEnd and their affiliates expected to be derived from their relationships with the Fund as a result of the Change of Control and noted that no additional benefits were reported by the Advisor or WestEnd. The Board also noted that WestEnd had not utilized soft dollars in connection with its management of the Fund’s portfolio and did not intend for this to change in the upcoming year.

Board Determination

After discussion, the Board the Independent Trustees, voting separately, concluded that, based upon such information as they considered necessary to the exercise of their reasonable business judgment, it was in the best interest of the Fund to approve the New Sub-Advisory Agreement for an initial two-year term and the Interim Sub-Advisory Agreement for a 150-day term.

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

A Special Meeting (“Meeting”) of Shareholders of the Destra Focus Equity Fund was held on October 15, 2015. The Meeting was held for the following purpose:

To approve a new investment sub-advisory agreement among Destra Capital Advisors LLC, WestEnd Advisors LLC and Destra Investment Trust II on behalf of the Fund.

The results of the voting on the above matters were as follows:

Destra
Focused
Equity
Fund
Shares
Voted
For	1,664,243
Against	12,289
Abstain	20,647

TRUSTEES AND OFFICERS
(UNAUDITED)

The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of two Destra-sponsored open-end funds. The address of each officer and trustee is One North Wacker, 48th Floor, Chicago, IL 60606. The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge by calling Destra Capital Advisors LLC at (877) 855-3434, writing to Destra Capital Advisors LLC at One North Wacker, 48th Floor, Chicago, IL 60606 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Independent Trustees
				Number of	Other
			Principal	Portfolios in	Directorships
Name, Business	Position(s) to	Term of Office	Occupation(s)	Fund Complex	Held by Trustee
Address and	Be Held	and Length of	During Past	to Be Overseen	During Last
Birth Year	with Funds	Time Served	Five Years	by Trustee	Five Years
Independent Trustees Nominees
John S. Emrich, CFA	Trustee	Term—	Private Investor,	3	Meridian Fund, Inc.
One North Wacker		Indefinite	January 2011 to		(four portfolios)
48th Floor		Length of	present; Co-Founder
Chicago, IL 60606		Service-	and Portfolio
Birth year: 1967		Since 2014	Manager, Ironworks
Capital Management
(an investment advisor),
April 2005 to
December 2010;
Member and Manager,
Iroquois Valley Farms
LLC, June 2012
to present
Michael S. Erickson	Trustee	Term—	Private Investor,	3	Meridian Fund, Inc.
One North Wacker		Indefinite	August 2007 to present		(four portfolios)
48th Floor		Length of
Chicago, IL 60606		Service-
Birth year: 1952		Since 2014
James Bernard Glavin	Trustee	Term—	Retired; previously	3	Meridian Fund, Inc.
One North Wacker		Indefinite	Chairman of the		(four portfolios)
48th Floor		Length of	Board, Orchestra
Chicago, IL 60606		Service-	Therapeutics, Inc.
Birth year: 1935		Since 2014

TRUSTEES AND OFFICERS (CONTINUED)
(UNAUDITED)

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name and	Held with	Time	During Past	Overseen by	Held by
Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Interested Trustees
Nicholas Dalmaso **	Trustee and	Term-	Co-Chairman, General	3	None
Birth Year: 1965	Chairman of	Indefinite*	Counsel and Chief
	the Board	Length of	Operating Officer of
		Service-	Destra Capital
		Since 2011	Management LLC,
President, Chief
Operating Officer and
General Counsel,
Destra Capital Advisors
LLC; President, Chief
Operating Officer and
General Counsel, Destra
Capital Investments LLC;
(2001-2008) General
Counsel and Chief
Administrative Officer,
Claymore Securities, Inc.

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.

**	Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his position with and prior ownership of Destra Capital Management LLC and its subsidiaries.

TRUSTEES AND OFFICERS (CONTINUED)
(UNAUDITED)

Term of
Office and
	Position(s)	Length of
Name and	Held with	Time
Year of Birth	Trust	Served	Principal Occupation(s) During Past 5 Years
Officers of the Trust
Dominic Martellaro	President and	Term-	Chief Executive Officer and Registered Salesperson of Destra
Birth Year: 1961	Chief Executive	Indefinite	Capital Advisors, LLC; Chief Executive Officer and Registered
	Officer	Length of	Salesperson of Destra Capital Investments, LLC; Member,
		Service-	Destra Capital Management, LLC
Since 2015
Rick Grove	Chief	Term-	Chief Operating Officer and Chief Compliance Officer,
Birth Year: 1968	Compliance	Indefinite	Arrowpoint Asset Management, LLC
	Officer	Length of	Vice President, Secretary, and Chief Compliance Officer,
		Service-	Meridian Fund, Inc.
Since 2014
Derek Mullins	Chief	Term-	Director of Operations, Arrowpoint Asset Management, LLC
Birth Year: 1973	Financial	Indefinite	Chief Financial Officer and Treasurer, Meridian Fund, Inc.
	Officer and	Length of
	Treasurer	Service-
Since 2014
Justin M. Pfaff, CFA	Secretary	Term-	Managing Director, Destra Capital Advisors, LLC and Destra
Birth Year: 1981		Indefinite	Capital Investments LLC; Vice President (2005-2013),
		Length of	Guggenheim Investments
Service-
Since 2014

TRUST INFORMATION

Board of Trustees	Officers	Investment Advisor
John S. Emrich	Dominic Martellaro	Destra Capital Advisors LLC
	President and Chief	Chicago , IL
Michael S. Erickson	Executive Officer
Distributor
James Bernard Glavin	Rick Grove	Destra Capital Investments LLC
	Chief Compliance Officer	Chicago, IL
Nicholas Dalmaso*
	Derek Mullins	Administrator, Accounting Agent,
	Chief Financial Officer	Custodian and Transfer Agent
* “Interested Person" of the Trust,		The Bank of New York Mellon
as defined in the Investment	Justin Pfaff	New York, NY
Company Act of 1940, as amended.	Secretary
Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
Grant Thornton LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 855-3434.

Information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling (877) 855-3434, or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that John Emrich is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,000 for 2014 and $33,000 for 2015.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,000 for 2014 and $12,000 for 2015.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policy

Destra Investment Trust Funds (Each, a “Fund”)

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of each Fund is responsible for the appointment, compensation and oversight of the work of the independent auditor.  As part of this responsibility, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed for the Funds, as well as non-audit services performed for a “service affiliate” of the Funds if the engagement relates directly to the operations and financial reporting of the Funds, in order to assure that they do not impair the auditor’s independence from the Funds.  For purposes of this Policy, a “service affiliate” of the Funds is defined as Destra Capital Advisors LLC (“Destra Advisors”) and any entity controlling, controlled by, or under common control with Destra Advisors that provides ongoing services to any Fund.

To implement the provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  While there are many specific provisions contained in the Act and the related rules issued by the SEC, there are three guiding principles that must be considered.  Grant Thornton (“Grant Thornton”) acts as independent auditors for the Funds.  Grant Thornton’s independence will be deemed to be impaired if it provides a service whereby it:

A.  Functions in the role of management,

B.  Is in the position of auditing its own work, or

C.  Serves in an advocacy role for a Fund.

Accordingly, Grant Thornton may not be engaged to perform any service that violates any of the three guidelines enumerated above.  The SEC has specifically identified nine types of prohibited non-audit services which an independent auditor may not perform for its audit clients, and which an independent auditor for the Funds is therefore prohibited from providing to the Funds (or to a service affiliate that is itself an audit client of the independent auditor), as follows:

A.  Bookkeeping or other services related to the accounting records or financial statements of the audit client;

B.  Financial information systems design and implementation;

C.  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

D.  Actuarial services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

E.  Internal audit outsourcing services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

F.  Management functions or human resources;

G.  Broker or dealer, investment adviser, or investment banking services;

H.  Legal services and expert services unrelated to the audit; and

I.  Any other service that the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

The Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy, as may be amended from time to time (the “Policy”), which sets forth the procedures and the conditions pursuant to which audit and non-audit services, including non-audit services provided to Destra Advisors and any other service affiliate of the Funds, are to be pre-approved.

The SEC’s rules on auditor independence establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either may be pre-approved by the Audit Committee agreeing to a framework with descriptions of allowable services that are subject to general pre-approval (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

  The Audit Committee will annually review and pre-approve the services that may be provided by Grant Thornton that are subject to general pre-approval, as well as the fees for these services.  Annually, Grant Thornton will send to the Audit Committee engagements letters outlining the audit and tax services that it proposes to provide during the period described in the engagement letters. Such services will typically include the annual audit of financial statements for the Funds, tax return and compliance services (federal, state and excise tax) and tax advice and other consulting services.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities to pre-approve audit and permitted non-audit services performed for the Funds, as well as certain non-audit services performed for a service affiliate of the Funds.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

Grant Thornton has reviewed this Policy and believes that implementation of the Policy will not adversely affect its independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The selected member must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee.  Audit services include the annual financial statement audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items, beyond what was approved in the engagement letter.  The Audit Committee will annually review and pre-approve the Audit services described in Grant Thornton’s engagement letter.

IV.	Tax Services

Because the Audit Committee believes that, based upon the representations of Grant Thornton, the provision of Tax services to the Funds, such as tax returns (federal, state and excise), tax compliance, tax advice and other consulting services, does not impair its independence, and is consistent with the SEC’s and PCAOB’s rules on auditor independence, the Audit Committee may grant general pre-approval to Tax services.

The Audit Committee will annually review and pre-approve the Tax services described in Grant Thornton’s engagement letter, and the approval of Grant Thornton as the Funds’ independent auditor shall constitute pre-approval of such Tax services.  All other Tax services must be specifically pre-approved by the Audit Committee.

V.	Procedures

At the August 10, 2014 meeting of the Audit Committee, Grant Thornton submitted to the Audit Committee engagement letters of audit and tax services that are subject to general pre-approval.  These engagement letters shall provide a description of each type of service that is subject to general pre-approval for the current fiscal year, the maximum fee for each service and the projected fees (or a range of projected fees) for each service that has not been pre-approved, if any.  The Audit Committee will review and pre-approve the types of services, the maximum fee for each service and the projected fees (or a range of projected fees) for any additional service, if any, for such fiscal year.  The services and fee amounts will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

If subsequent to the general pre-approval by the Audit Committee of the services listed on the engagement letters, the Funds or one of their service affiliates determines that it would like to engage Grant Thornton to perform a service not listed on the engagement letters, Grant Thornton shall submit its request for specific pre-approval of such service to the Funds’ Treasurer, and if the proposed service fits within the SEC’s auditor independence guidelines, the Treasurer will arrange for a discussion of the proposed service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific pre-approval by the Audit Committee can be obtained.  If the timing of the project is critical and the proposed service needs to commence before the next regularly scheduled Audit Committee meeting, the review and specific pre-approval by the Chairman of the Audit Committee must be obtained before any service is provided.  The Audit Committee Chairman can request that a telephonic meeting of the entire Audit Committee occur to discuss the proposed service.  Communications with the Audit Committee Chairman will be arranged by the Treasurer.  Grant Thornton must not commence any such service until specific pre-approval has been given.

Adopted:               August 10, 2014

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                           Destra Investment Trust II

By (Signature and Title)*                   /s/ Dominic Martellaro
Dominic Martellaro, Chief Executive Officer
(principal executive officer)

Date  12/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Dominic Martellaro
Dominic Martellaro, Chief Executive Officer
(principal executive officer)

Date  12/4/15

By (Signature and Title)*                   /s/ Derek Mullins
Derek Mullins, Chief Financial Officer
(principal financial officer)

Date  12/4/15

* Print the name and title of each signing officer under his or her signature.